                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 4, 1997 included in Cornerstone Propane Partners, L.P.'s Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this registration statement on Form S-3.

                                          ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
August 6, 1998